STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	30
Beginning Date of Collection Period	01-Dec-04
End Date of Collection Period	31-Dec-04
Payment Date	20-Jan-05
Previous Payment Date	20-Dec-04

Funds Disbursement
Collected Funds	16,962,462.36
Available Payment Amount	16,811,625.58
Principal Collections	14,215,243.97
Interest Collections (net of servicing fee)	2,596,381.61
Net of Principal Recoveries	2,574,025.65
Principal Recoveries	22,355.96
Servicing Fee	150,836.78
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	16,962,462.36
Interest Paid to Notes	538,587.88
Principal Paid to Notes	15,020,257.77
Transferor - pursuant to 5.01 (a) (xii)	1,252,779.93
Servicing Fee	150,836.78

Pool Balance
Beginning Pool Balance	362,008,264.29
Principal Collections (including repurchases)	14,215,243.97
Additional Principal Reduction Amount	805,013.80
Ending Pool Balance	346,988,006.52

Collateral Performance
Cash Yield (% of beginning balance)	9.03%
Loss Rate (net of principal recoveries; % of beginning balance)	2.59%
Net Yield	6.44%
Realized Losses	782,657.84
Cumulative Realized Losses	13,184,175.26
Cumulative Loss Percentage	1.17%
Delinquent Loans
One Payment Principal Balance of loans	23,102,827.73
One Payment Number of loans	211
Two Payments Principal Balance of loans	3,998,893.88
Two Payments Number of loans	41
Three+ Payments Principal Balance of loans	41,042,915.42
Three+ Payments Number of loans	417

Two+ Payments Delinquency Percentage	12.98%
Two+ Payments Rolling Average	13.00%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	3,425
Number outstanding end of period	3,298
Number of REO as of the end of the Collection Period	146
Principal Balance of REO as of the end of the Collection Period	12,654,894.57

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	0.00

Monthly Excess Cashflow	1,252,779.93
Principal Payment Amount	14,215,243.97
Principal Collections	14,215,243.97
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	2.41000%
Class A Formula Rate (1-mo. Libor plus 30bps)	2.71000%
Class A Note Rate	2.71000%
Class M Formula Rate (1-mo. Libor plus 65bps)	3.06000%
Class M Note Rate	3.06000%
Available Funds Cap	8.88486%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	14.793978
2. Principal Payment per $1,000	14.291301
3. Interest Payment per $1,000	0.502676

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.71000%
2. Days in Accrual Period	31

3. Class A Interest Due	448,784.86
4. Class A Interest Paid	448,784.86
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	192,313,476.19
2. Class A Principal Due	12,759,145.23
3. Class A Principal Paid	12,759,145.23
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	179,554,330.96

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	21.5407051%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	20.1115749%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	51.7465525%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	14.858899
2. Principal Payment per $1,000	14.291301
3. Interest Payment per $1,000	0.567598

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.06000%
2. Days in Accrual Period	31

3. Class M Interest Due	89,803.02
4. Class M Interest Paid	89,803.02
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	34,080,841.92
2. Class M Principal Due	2,261,112.54
3. Class M Principal Paid	2,261,112.54
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	31,819,729.38

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	21.5407051%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	20.1115749%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	9.1702678%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, succssor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 3, 2002 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on January 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of January, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer